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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 20, 2003
                                                -------------------

                          AK STEEL HOLDING CORPORATION
      -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                  File No. 1-13696                31-1401455
---------------           ------------------------        -----------------
(State or other           (Commission file number)         (IRS employer
jurisdiction of                                            identification
incorporation)                                             number)


   703 Curtis Street, Middletown, Ohio                        45043
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(Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code:513-425-5000
                                                   ------------


                                 Not Applicable
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

         Filed herewith is a copy of a Press Release, dated January 20, 2003, issued by AK Steel Corporation.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)      Exhibit:


                  99       Press Release dated January 20, 2003



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                                   Signatures




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  AK STEEL HOLDING CORPORATION


                                             /s/  Brenda S. Harmon
                                                  ----------------------------
                                                  Brenda S. Harmon
                                                  Secretary

Dated:  January 21, 2003




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                          AK STEEL HOLDING CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX






Exhibit No.       Description
-----------       -----------

99                Press Release dated January 20, 2003